Exhibit 10.4

EXECUTION VERSION

FIRST REFINANCING AMENDMENT dated as of February 9, 2017 (this “Amendment”), to the Credit Agreement (as defined below) among WME IMG Holdings, LLC (“Holdings”), William Morris Endeavor Entertainment, LLC (“WME”), IMG Worldwide Holdings, LLC (“IMG LLC”; together with WME, the “Borrowers”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

RECITALS

A. Holdings, WME IMG, LLC (“Intermediate Holdings”), the Borrowers, the Lenders party thereto from time to time and the Administrative Agent, are party to that certain First Lien Credit Agreement dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”).

B. The Credit Agreement permits the Borrowers to obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Term Loans outstanding under the Credit Agreement in the form of Other Term Loans and Other Term Commitments pursuant to a Refinancing Amendment.

C. On the First Refinancing Amendment Effective Date (as defined below), the Borrowers intend to (i) incur additional Term Loans pursuant to Sections 2.21 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $2,249,865,638.89 (any such resulting Term Loans, the “Term B Loans”) and (ii) use the proceeds of the Term B Loans to repay all Term Loans outstanding immediately prior to the First Refinancing Amendment Effective Date (the “Original Term Loans”) and accrued interest thereon and to pay fees and expenses incurred in connection with the foregoing.

D. Subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Term B Loans (each such Person who is a Term Lender holding Original Term Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term B Lender”; each such Person who is not a Continuing Term B Lender, an “Additional Term B Lender”; and each Continuing Term B Lender and Additional Term B Lender, a “Term B Lender”) has agreed to provide a commitment (the “Term B Commitment”) in the amount set forth next to its name on a schedule on file with the Administrative Agent that is approved by the Borrowers (the “First Refinancing Amendment Allocation Schedule”) (or to convert all (or such lesser amount as the First Refinancing Amendment Arranger may allocate) of its Original Term Loans into Term B Loans (such converted Term B Loans, the “Converted Term Loans” and any such conversion of Original Term Loans into Term B Loans being referred to herein as a “First Refinancing Conversion”)). Any Lender holding Original Term Loans immediately prior to the effectiveness of this Amendment that is not a Term B Lender is referred to herein as an “Exiting Term Lender”. In the event that any Lender is a Continuing Term B Lender but receives an allocation of Term B Loans in amount less than the amount of its Original Term Loans, such Lender shall be considered an Exiting Term Lender with respect to the difference between the amount of its Original Term Loans and the allocated amount of its Term B Loans.

E. KKR Capital Markets LLC is the sole lead arranger and sole bookrunner for this Amendment and the Term B Loans (the “First Refinancing Amendment Arranger”).

F. In order to effect the foregoing, Holdings, the Borrowers and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement to provide for the Term B Loans, which is subject to the approval of Holdings, the Borrowers, the Administrative Agent and the Term B Lenders, which will become effective only on the First Refinancing Amendment Effective Date.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrowers, the Term B Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I.

Refinancing Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Term B Commitments. (a) Subject to the terms and conditions set forth herein, on the First Refinancing Amendment Effective Date, each Additional Term B Lender agrees to fund a Term B Loan in a principal amount not exceeding such Additional Term B Lender’s Term B Commitment set forth on the First Refinancing Amendment Allocation Schedule.

(b) Subject to the terms and conditions set forth herein, on the First Refinancing Amendment Effective Date, each Continuing Term B Lender agrees to convert all (or such lesser amount as the First Refinancing Amendment Arranger may allocate) of its Original Term Loans into Converted Term Loans. Without limiting the generality of the foregoing, each Continuing Term B Lender shall have a commitment to acquire by Conversion Converted Term Loans in the amounts of Original Term Loans then held by such Continuing Term B Lender. Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Term B Lender shall be entitled to receive payment on the First Refinancing Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Original Term Loans.

(c) Each Lender, by delivering its signature page to this Amendment and funding, or converting its Original Term Loans into, Term B Loans on the First Refinancing Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the First Refinancing Amendment Effective Date. The commitments of the Term B Lenders are several, and no Term B Lender shall be responsible for any other Term B Lender’s failure to make Term B Loans.

(d) Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, effective as of the First Refinancing Amendment Effective Date, for all purposes of the Loan Documents, (i) the Term B Commitments shall constitute “Term Commitments” and “Other Term Commitments”, (ii) the Term B Loans shall constitute “Term Loans” and “Other Term Loans” and (iii) each Term B Lender shall become an “Additional Term Lender”, “Additional Lender”, a “Term Lender” and a “Lender” (if such Term B Lender is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Loan Commitment (or, following the making of a Term B Loan, a Term Loan).

(e) The Original Term Loans of each Exiting Term Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term Lenders pursuant to Section 2.16 of the Credit Agreement)) with the proceeds of the Term B Loans and other funds available to the Borrowers. The Borrowers shall, on the First Refinancing Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the First Refinancing Amendment Effective Date, all interest, fees and other amounts accrued to the First Refinancing Amendment Effective Date with respect to the Original Term Loans, whether or not such Original Term Loans are converted pursuant to Section 1.02(b) of this Amendment.

(f) Each Lender party hereto (including each Continuing Term B Lender) waives any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby.

(g) The obligation of each Term B Lender to make Term B Loans on the First Refinancing Amendment Effective Date is subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to the borrowing of the Term B Loans and the repayment in full of the Original Term Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the First Refinancing Amendment Effective Date, and the Term B Lenders shall have received a certificate of a Responsible Officer dated the First Refinancing Amendment Effective Date to such effect.

(ii) The Administrative Agent and the First Refinancing Amendment Arranger shall have received a favorable legal opinion of Simpson Thacher & Bartlett LLP, New York and Delaware counsel for the Loan Parties, covering such matters as the Administrative Agent may reasonably request or the First Refinancing Amendment Arranger and otherwise reasonably satisfactory to the Administrative Agent and the First Refinancing Amendment Arranger. The Borrowers hereby request each such counsel to deliver such opinion.

(iii) The Administrative Agent shall have received (i) a certificate of good standing with respect to each of the Borrowers and Holdings and (ii) a closing certificate executed by a Responsible Officer of each of the Borrowers and Holdings dated the First Refinancing Amendment Effective Date, substantially in the form of the closing certificate delivered in connection with the Credit Agreement, certifying as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith on behalf of each of the Borrowers and Holdings and attaching (A) a true and complete copy of the certificate of incorporation of each of the Borrowers and Holdings, including all amendments thereto, as in effect on the First Refinancing Amendment Effective Date, certified as of a recent date by the Secretary of State of the state of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, (B) a true and complete copy of the by-laws of each of the Borrowers and Holdings as in effect on the First Refinancing Amendment Effective Date and at all times since the date prior to the date of the resolutions described in clause (C) below and (C) a true and complete copy of resolutions duly adopted by the Board of Directors, of each of the Borrowers and Holdings authorizing the execution, delivery and performance of this Amendment and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect.

(iv) A certificate of Holdings on behalf of each Loan Party (other than the Borrowers), dated the First Refinancing Amendment Effective Date and executed by a Responsible Officer of Holdings, certifying that, except as otherwise indicated therein, there have been no amendments, supplements or modifications since the Effective Date to the documents delivered on the Effective Date pursuant to clauses (i), (ii) and (iii) of Section 4.01(d) of the Credit Agreement.

(v) The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the Term B Lenders make the Term B Loans to the Borrowers on the First Refinancing Amendment Effective Date.

(vi) The Administrative Agent and the First Refinancing Amendment Arranger shall have received all documentation at least three Business Days prior to the First Refinancing Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the First Refinancing Amendment Effective Date and that the Administrative Agents or the First Refinancing Amendment Arranger have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and antimoney laundering rules and regulations, including without limitation Title III of the USA Patriot Act.

(vii) The conditions to effectiveness of this Amendment set forth in Section 1.04 hereof (other than paragraph (b) thereof) shall have been satisfied.

(viii) Each Loan Party shall have entered into a reaffirmation agreement, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.03. Amendment of Credit Agreement. Effective as of the First Refinancing Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01(or, to the extent applicable, are hereby amended and restated in their entirety):

“Available Cash” means, as of any date of determination, the aggregate amount of cash and Permitted Investments of Holdings, Intermediate Holdings, the Borrowers or any Restricted Subsidiary to the extent the use thereof for the application to payment of Indebtedness is not prohibited by law or any contract binding on Holdings, Intermediate Holdings, the Borrowers or any Restricted Subsidiary.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Conversion” has the meaning assigned thereto in the First Refinancing Amendment.

“Converted Term Loans” has the meaning assigned thereto in the First Refinancing Amendment.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Refinancing Amendment” means the First Refinancing Amendment to this Agreement dated as of February 9, 2017, among Holdings, the Borrowers, the Term B Lenders party thereto and the Administrative Agent.

“First Refinancing Amendment Allocation Schedule” shall mean the schedule on file with the Administrative Agent and approved by the Borrowers setting forth the name of each Term B Lender and, next to such name, the amount of Term B Loans to be made to the Borrowers in Dollars by such Term B Lender on the First Refinancing Amendment Effective Date.

“First Refinancing Amendment Arranger” means KKR Capital Markets LLC.

“First Refinancing Amendment Effective Date” has the meaning assigned thereto in the First Refinancing Amendment.

“First Refinancing Amendment Reaffirmation Agreement” means the Reaffirmation Agreement dated as of February 9, 2017, among Holdings, the subsidiaries of Holdings party thereto and the Administrative Agent.

“Original Term Loans” has the meaning assigned thereto in the First Refinancing Amendment.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(ii) Schedule 2.01(a) is hereby deleted from the Credit Agreement.

(iii) Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) with respect to any Term Loan, (i) 2.25% per annum in the case of an ABR Loan or (ii) 3.25% per annum in the case of a Eurocurrency Loan”

(iv) The definition of “Consolidated Total Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) adding immediately after “determination,” “, (a)” and (B) deleting the final parenthetical of such definition in its entirety and replacing it with the text “minus (b) Available Cash”.

(v) The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “or” immediate preceding clause (e)(ii) of such definition and substituting it with a comma and (ii) adding the following text immediately after such clause (e)(ii):

“or (iii) become the subject of a Bail-In Action”

(vi) The definition of “Incremental Cap” set forth in Section 1.01 of the Credit Agreement is hereby amended by (A) restating clause (I)(a) thereof in its entirety as follows:

“the greater of (i) $400,000,000 and (ii) 75% of Consolidated EBITDA for the most recently ended Test Period as of such time (in each case, less the aggregate principal amount of Second Lien Incremental Facilities and Second Lien Incremental Equivalent Debt then outstanding in reliance on the Second Lien Incremental Base Amount) plus”

and (B) deleting the text “4.25:1.0” in clause (II) thereof and replacing it with “4.75:1.00”.

(vii) Clause (a) of the definition of “Prepayment Event” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) any sale, transfer or other Disposition of any property or asset of any Intermediate Parent, Intermediate Holdings, any Borrower or any of the Restricted Subsidiaries pursuant to Section 6.05(i), Section 6.05(j), Section 6.05(k), Section 6.05(m) and Section 6.05(o) other than Dispositions resulting in aggregate Net Proceeds not exceeding $10,000,000 in the case of any single transaction or series of related transactions;”

(viii) The definitions of “Pro Forma Basis,” “Pro Forma Compliance” and “Pro Forma Effect” set forth in Section 1.01 of the Credit Agreement are hereby amended by (i) deleting the word “and” immediately preceding clause (iii) of such definition and (ii) adding the following text immediately after such clause (iii):

“, and (iv) Available Cash shall be calculated on the date of the consummation of the Specified Transaction after giving pro forma effect to such Specified Transaction (other than, for the avoidance of doubt, the cash proceeds of any Indebtedness the incurrence of which is a Specified Transaction or that is incurred to finance such Specified Transaction)”

(ix) The definition of “Security Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, First Refinancing Amendment Reaffirmation Agreement” after the text “the Mortgages” appearing in such definition.

(x) The definition of “Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Commitment” means, with respect to each Term Lender, its obligation to make a Term Loan to the Borrowers pursuant to the First Refinancing Amendment (including pursuant to a Conversion of Original Term Loans of such Term Lender) in an aggregate amount not to exceed the amount set forth on the First Refinancing Amendment Allocation Schedule or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. On the First Refinancing Amendment Effective Date the initial aggregate amount of the Term Commitments is $2,249,865,638.89.”

(xi) The definition of “Term Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan” means a Term Loan made pursuant to clause (a) of Section 2.01 and Other Term Loans (including a Term B Loan constituting Credit Agreement Refinancing Indebtedness thereof made pursuant to, and as defined in, the First Refinancing Amendment (including Converted Term Loans as defined herein)).”

(xii) Article I of the Credit Agreement is hereby amended by adding a new Section 1.07 thereto to read as follows:

“SECTION 1.07. Basket Usage as of the First Refinancing Amendment Effective Date. As of the First Refinancing Amendment Effective Date, the aggregate principal amount incurred pursuant to (i) clause (I) of the definition of Incremental Cap, (ii) Section 6.04(b), (iii) Section 6.04(n), (iv) Section 6.08(a)(ii), (v) Section 6.08(a)(vi), Section 6.08(a)(viii) and Section 6.08(b)(iv) shall in each case be set to $0.”

(xiii) Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrowers shall repay Term Loan Borrowings on the last day of each March, June, September and December (commencing on March 31, 2017) in the principal amount of Term Loans equal to (i) the aggregate outstanding principal amount of Term Loans on the First Refinancing Amendment Effective Date (after giving effect to the First Refinancing Amendment) multiplied by (ii) 0.25%; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”

(xiv) Clause (a)(i) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)(i) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the immediately succeeding proviso); provided that in the event that, on or prior to the six month anniversary of the First Refinancing Amendment Effective Date, the Borrowers (i) makes any prepayment of Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Term Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Term Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1.00% of the principal amount of the Term Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1.00% of the aggregate amount of the applicable Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

(xv) The first proviso in clause (c) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“provided that, in the case of any event described in clause (a) of the definition of the term “Prepayment Event”, if Holdings and its Restricted Subsidiaries invest (or (other than in respect of any Net Proceeds from Dispositions of property pursuant to Section 6.05(o)) commit to invest) the Net Proceeds from such event (or a portion thereof) within 12 months (or within 90 days in connection with any Dispositions of property pursuant to Section 6.5(o)) after receipt of such Net Proceeds in the business of Holdings and the other Subsidiaries (including any acquisitions permitted under Section 6.04), then no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds in respect of such event (or the applicable portion of such Net Proceeds, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so invested (or (other than in respect of any Net Proceeds from Dispositions of property pursuant to Section 6.05(o)) committed to be invested) by the end of such 12-month or 90-day period, as applicable (or if committed to be so invested within such 12-month period, have not been so invested within 18 months after receipt thereof; provided that this parenthetical shall not apply to any Dispositions of any property pursuant to Section 6.05(o)), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so invested (or committed to be invested);”

(xvi) Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (m) thereof, (ii) deleting the period from the end of clause (n) thereof and substituting a semicolon and adding the word “and” and (iii) adding the following clause at the end thereof:

“(o) Dispositions of property to Persons other than Holdings, Intermediate Holdings, any Borrower or any of the Restricted Subsidiaries (including (x) the sale or issuance of Equity Interests in a Restricted Subsidiary and (y) any Sale Leaseback) not otherwise permitted under this Section 6.05; provided that (i) such Disposition is made for Fair Market Value, (ii) with respect to any Disposition pursuant to this clause (o) for a purchase price in excess of $10,000,000 for any transaction or series of related transactions, Intermediate Holdings, a Borrower or a Restricted Subsidiary shall receive not less than 50.0% of such consideration in the form of cash or Permitted Investments; provided, however, that for the purposes of this clause (ii), (A) any liabilities (as shown on the most recent balance sheet of Holdings provided hereunder or in the footnotes thereto) of Intermediate Holdings, such Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the Loan Document Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which Holdings, any Intermediate Parent, Intermediate Holdings, the Borrowers and the Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, shall be deemed to be cash and (B) any securities received by Holdings, any Intermediate Parent, Intermediate Holdings, such Borrower or such Restricted Subsidiary from such transferee that are converted by Intermediate Holdings, such Borrower or such Restricted Subsidiary into cash or Permitted Investments (to the extent of the cash or Permitted Investments received) within 180 days following the closing of the applicable Disposition, shall be deemed to be cash and (iii) after giving effect to such Disposition on a Pro Forma Basis, the Total Leverage Ratio is less than or equal to 6.00 to 1.0.”

(xvii) Article IX of the Credit Agreement is hereby amended by adding a new Section 9.19 thereto to read as follows:

SECTION 9.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 1.04. Amendment Effectiveness. This Amendment shall become effective as of the first date (the “First Refinancing Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent and the First Refinancing Amendment Arranger (or their counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) each Term B Lender and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions to the making of the Term B Loans set forth in Section 1.02(g) hereof (other than clause (vii) thereof) shall have been satisfied.

(c) The Borrowers shall have obtained Term B Commitments in an aggregate amount equal to $2,249,865,638.89. The Borrowers shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full (i) all of the Original Term Loans (giving effect to any Conversion thereof), (ii) all accrued and unpaid fees and interest with respect to the Original Term Loans (including any such Original Term Loans that will be converted to Term B Loans on the First Refinancing Amendment Effective Date) and (iii) to the extent invoiced, any amounts payable to the Persons that are Exiting Term Lenders immediately prior to the First Refinancing Amendment Effective Date pursuant to Section 2.16 of the Credit Agreement, such payments to be made with the cash proceeds of the Term B Loans to be made on the First Refinancing Amendment Effective Date and other funds available to the Borrowers.

(d) The Administrative Agent and the First Refinancing Amendment Arranger shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least one Business Day prior to the First Refinancing Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the First Refinancing Amendment Arranger.

(e) The Borrowers shall have paid to the First Refinancing Amendment Arranger the fees in the amounts previously agreed in writing to be received on the First Amendment Refinancing Effective Date.

The Administrative Agent shall notify the Borrowers, the Term B Lenders and the other Lenders of the First Refinancing Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the Term B Lenders hereunder to make Term B Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.02(e) and 1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on February 9, 2017.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represents and warrants to each of the Lenders, including the Term B Lenders, and the Administrative Agent that, as of the First Refinancing Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Refinancing Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the First Refinancing Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the First Refinancing Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the First Refinancing Amendment Effective Date.

(d) On the First Refinancing Amendment Effective Date, immediately after the consummation of the transactions contemplated under this Amendment to occur on the First Refinancing Amendment Effective Date, Holdings and its Subsidiaries are, on a consolidated basis after giving effect to such transactions, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the First Refinancing Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) For U.S. federal income tax purposes, the Borrowers, each Lender and the Administrative Agent shall treat the Term B Loans (including the Converted Term Loans) held by the Continuing Term B Lenders as fungible with the Term B Loans held by the Additional Term B Lenders. For purposes of FATCA, from and after the First Refinancing Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Borrowers and the Administrative Agent to treat) the Credit Agreement and the Loans (including the Term B Loans, and any Revolving Loans already outstanding) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulations Section 1.1471-2(b)(2)(i).

(c) On and after the First Refinancing Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a Refinancing Amendment entered into pursuant to Section 2.21 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent and the First Refinancing Amendment Arranger for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the First Refinancing Amendment Arranger.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

WME IMG HOLDINGS, LLC

By:	/s/ Richard Miao
	NAME:	Richard Miao
	TITLE:	Authorized Signatory

WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC

By:	/s/ Richard Miao
	NAME:	Richard Miao
	TITLE:	Authorized Signatory

IMG WORLDWIDE HOLDINGS, LLC

By:	/s/ Richard Miao
	NAME:	Richard Miao
	TITLE:	Authorized Signatory

[Signature Page to the First Refinancing Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Nicholas Gitron-Beer
	Name:	Nicholas Gitron-Beer
	Title:	Vice President

[Signature Page to the First Refinancing Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as a Revolving Lender

By:	/s/ Nicholas Gitron-Beer
	Name:	Nicholas Gitron-Beer
	Title:	Vice President

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

KKR CORPORATE LENDING LLC, as an Additional Term B Lender

By:	/s/ Cade Thompson
Name: Cade Thompson
Title: Authorized Signatory

[Signature Page to the First Refinancing Amendment]

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

3i GLOBAL FLOATING RATE INCOME LIMITED, as a Lender
By: 3i Debt Management US LLC,
as the US Investment Manager

By:		/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

3i US Senior Loan Fund, L.P., as a Lender

By: 3i Debt Management US, LLC as Manager

By:		/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ACE American Insurance Company, as a Lender

BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns
	Name:	Brian Burns
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AEGON Companies Pension Trust, as a Lender

BY: AEGON USA, as its Investment Advisor

By:	/s/ Rishi Goel
	Name:	Rishi Goel
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Aegon USA Investment Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AGER Corporate Loans HY, as a Lender

By: Apollo Management International LLP,
its sub-advisor

By: AMI (Holdings), LLC,
its member

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, Series 2014-A, as a Lender

By:	/s/ Marvin Lutz III
Name: Marvin Lutz III
Title: Authorized Signatory

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

Name of Fund Manager (if any):Allstate Investment Management Company as Collateral Manager

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, Series 2015-A, as a Lender

By:	/s/ Marvin Lutz III
Name: Marvin Lutz III
Title: Authorized Signatory

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

Name of Fund Manager (if any):Allstate Investment Management Company as Collateral Manager

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, Series 2017-A, as a Lender

By:	/s/ Marvin Lutz III
Name: Marvin Lutz III
Title: Authorized Signatory

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

Name of Fund Manager (if any):Allstate Investment Management Company as Collateral Manager

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Allstate Insurance Company, as a Lender

By:	/s/ Robert G. Smith
Name: Robert G. Smith
Title: Authorized Signatory

By:	/s/ Mark Pittman
Name: Mark Pittman
Title: Authorized Signatory

Name of Fund Manager (if any):

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALJ Global Bank Loan Fund 2015 A SERIES TRUST OF
MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALJ Global Loan Fund 2016 A SERIES TRUST OF MULTI
MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Allied World Assurance Company, Ltd., as a Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM V, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM VI, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC, as
Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM VII (R), Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM VII (R)-2, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM VII, Ltd., as a Lender

BY: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moronoey
	Name:	Joe Moronoey
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM VIII, Ltd., as a Lender

BY: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM X, LTD., as a Lender

BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM XI, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM XII, Ltd., as a Lender

By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM XIV, LTD., as a Lender

BY: Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM XIX, LTD., as a Lender

by Apollo Credit Management (CLO), LLC,
as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM XVI, LTD., as a Lender

by Apollo Credit Management (CLO), LLC,
as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM XVII, Ltd., as a Lender

by Apollo Credit Management (CLO), LLC, as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALM XVIII, LTD., as a Lender

by Apollo Credit Management (CLO), LLC,
as its collateral manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Beacon Crescent Short Duration High Income Fund, as a Lender

By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Century Capital Portfolios, Inc. - AC Alternatives Income Fund, as a Lender

By: Bain Capital Credit, LP as Subadvisor

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ameriprise Certificate Company, as a Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Aon Hewitt Group Trust - High Yield Plus Bond Fund, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo Credit Funding III Ltd., as a Lender

By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo Credit Funding IV Ltd., as a Lender

By Apollo ST Fund Management, LLC,
as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo Credit Funding V Ltd., as a Lender

By Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo Credit Funding VI Ltd., as a Lender

By: Apollo ST Fund Management LLC, as its collateral manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo Lincoln Fixed Income Fund, L.P., as a Lender

BY: Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo Senior Floating Rate Fund Inc., as a Lender

BY: Account 631203

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo Tactical Income Fund Inc, as a Lender

BY: Account 361722

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apollo TR US Broadly Syndicated Loan LLC, as a Lender

By:	Apollo Total Return Master Fund LP, its Member
By:	Apollo Total Return Advisors LP, its General Partner
By:	Apollo Total Return Advisors GP LLC, its General Partner

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Arch Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Feingold O’Keeffe Capital, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Arrowpoint CLO 2013-1, LTD., as a Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Arrowpoint Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Arrowpoint CLO 2014-2, LTD., as a Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Arrowpoint Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Arrowpoint CLO 2014-3, LTD., as a Lender

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Arrowpoint Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Arrowpoint CLO 2015-4, Ltd., as a Lender

By: Arrowpoint Asset Management, LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Arrowpoint Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Arrowpoint CLO 2015-5, Ltd., as a Lender

By: Arrowpoint Asset Management, LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Arrowpoint Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATLAS SENIOR LOAN FUND II, LTD., as a Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATLAS SENIOR LOAN FUND III, Ltd., as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATLAS SENIOR LOAN FUND IV, LTD., as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATLAS SENIOR LOAN FUND V, LTD., as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATLAS SENIOR LOAN FUND VI, LTD., as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATLAS SENIOR LOAN FUND, LTD., as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATRIUM IX, as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATRIUM VIII, as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Atrium X, as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATRIUM XI, as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Atrium XII, as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AUCARA HEIGHTS INC, as a Lender

By:	Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AustralianSuper, as a Lender

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AUSTRALIANSUPER, as a Lender

By: Credit Suisse Asset Management, LLC, as subadvisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AVAW, as a Lender

BY: INTERNATIONALE
KAPITALANLAGEGESELLSCHAFT mbH
acting for account of AVAW

Represented by: Oak Hill Advisors, L.P.
As Fund Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AVAW Loans Sankaty z.H. Internationale Kapitalanlagege-
sellschaft mbH, as a Lender
By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point II CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point III CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point IV CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point V CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point VI CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Avery Point VII CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

B&M CLO 2014-1 Ltd., as a Lender

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAE SYSTEMS 2000 PENSION PLAN TRUSTEES
LIMITED, as a Lender
BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAE SYSTEMS PENSION FUNDS CIF TRUSTEES LIMITED, as a Lender
BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit (Australia) Pty Ltd in its capacity as trustee of QCT, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED, as a Lender

By: Bain Capital Credit CLO Advisors, LP ,as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Managed Account (FSS), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Managed Account (TCCC), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Rio Grande FMC, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAIN CAPITAL HIGH INCOME PARTNERSHIP, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Senior Loan Fund Public Limited Company, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Barclays Bank PLC, as a Lender

By:	/s/ Nicole Webb
Name: Nicole Webb
Title: Authorized Signatory

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND, a series trust of the Multi Manager Global Investment Trust, as a Lender
By: Barings LLC as Investment Manager and Attorney-in-fact

By:	/s/ Kerl Hermann
Name: Kerl Hermann
Title: Director

The foregoing is executed on behalf of the Barings Loan Fund, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

BROWN BROTHERS HARRIMAN TRUST COMPANY (CAYMAN) LIMITED acting solely in its capacity as Trustee of BARINGS LOAN FUND SERIES 3 a Series Trust of Multi Manager Global Investment Trust, as a Lender
By: Barings LLC as Investment Manager and Attorney-in-fact

By:	/s/ Kerl Hermann
Name: Kerl Hermann
Title: Director

The foregoing is executed on behalf of the Barings Loan Fund Series 3, organized under a Supplemental Declaration of Trust dated as of October 19, 2016, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of the Trustee. The total liability of the Trustee shall be limited to the amount of the trust property.

BARINGS CLO LTD. 2016-III, as a Lender
By Barings LLC as Collateral Manager

By:	/s/ Kerl Hermann
Name: Kerl Hermann
Title: Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BATTALION CLO III LTD., as a Lender

BY: BRIGADE CAPITAL MANAGEMENT LP As
Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO IV Ltd., as a Lender

BY: BRIGADE CAPITAL MANAGEMENT LP As
Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO IX Ltd., as a Lender

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO V Ltd., as a Lender

By: BRIGADE CAPITAL MANAGEMENT, LP as
Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO VI Ltd., as a Lender

By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO VII Ltd., as a Lender

By: Brigade Capital Management, LP as Collateral
Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO VIII Ltd., as a Lender

By: BRIGADE CAPITAL MANAGEMENT, LP
as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Battalion CLO X Ltd., as a Lender

By: BRIGADE CAPITAL MANAGEMENT, LP
as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Brigade Capital Management, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO I, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO II, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO III, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO IV, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO IX, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO V, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO VI, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO VII, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO X, Ltd., as a Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

By:
Name:
Title:

Name of Fund Manager (if any): Providence Equity Partners L.L.C.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BENTHAM WHOLESALE SYNDICATED LOAN FUND,
as a Lender

By: Credit Suisse Asset Management, LLC, as agent
(sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bighorn River Trading, LLC, as a Lender

By:	SunTrust Bank, as manager

By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): SunTrust Bank (TRS)

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blue Cross of California, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blue Cross of Idaho Health Service, Inc., as a Lender

By: Seix Investment Advisors LLC, as Investment
Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2012-1 Ltd, as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2012-2 Ltd, as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-1 LTD., as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-2 LTD., as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-3 Ltd., as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-4 Ltd., as a Lender

BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2014-1 Ltd, as a Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2014-2 Ltd, as a Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2014-3 Ltd., as a Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2014-4 Ltd, as a Lender

BY: BlueMountain Capital Management

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-1 Ltd, as a Lender

BlueMountain Capital Management, its Collateral Manager

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-2, Ltd., as a Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-3 Ltd, as a Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-4, Ltd., as a Lender

By: BlueMountain Capital Management, LLC

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2016-1, Ltd., as a Lender

BlueMountain Capital Management, LLC

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2016-2, Ltd., as a Lender

BlueMountain Capital Management, LLC

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2016-3 Ltd, as a Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BNP Paribas Flexi III Global Senior Corporate Loans Fund

on behalf of Javier Perez Diaz as a Lender

By:	/s/ Javier Perez Diaz
Name: Javier Perez Diaz
Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Dennis Tian
Name: Dennis Tian
Title: Portfolio Manager

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BNP Paribas Global Senior Corporate Loans as a Lender

By:	/s/ Dennis Tian
Name: Dennis Tian
Title: Portfolio Manager

on behalf of
Javier Perez Diaz

/s/ Dennis Tian
Javier Perez Diaz
Portfolio Manager

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BNPP IP CLO 2014 - 1 Ltd.,, as a Lender

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BNPP IP CLO 2014 - II Ltd.,, as a Lender

By:	/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bridgeport CLO II Ltd., as a Lender

By: Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund, as a Lender

By THL Credit Senior Loan
Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CALIFORNIA STATE TEACHERS’ RETIREMENT
SYSTEM, as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canoe Floating Rate Income Fund, as a Lender

BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
	Name:	John Bailey
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Aegon USA Investment Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2012-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2012-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2012-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-2 Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle High Yield Partners X, Ltd, as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2016-4, Ltd., as a Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE IV, LTD., as a Lender (type name of the legal entity)

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catholic Health Initiatives Master Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catlin Underwriting Agencies Limited for and on behalf of Syndicate 2003, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Bain Capital
	Name:	Bain Capital
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavalry CLO II, as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavalry CLO III, Ltd., as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavalry CLO IV, Ltd., as a Lender

By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cavello Bay Reinsurance Limited, as a Lender

By: Sound Point Capital Management, LP as Manager

By:	/s/ Dwayne Weston
	Name:	Dwayne Weston
	Title:	CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM Funding 2016-1 LLC

as a Lender (type name of the legal entity)

By:	/s/ John Garrett
	Name:	John Garrett
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cedar Funding II CLO Ltd, as a Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cedar Funding III CLO, Ltd., as a Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cedar Funding IV CLO, Ltd., as a Lender

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cedar Funding V CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cedar Funding VI CLO, Ltd., as a Lender

By: AEGON USA Investment Management, LLC, as its
Portfolio Manager

By:	/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CDO 14 Limited, as a Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 16, L.P., as a Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 17 Limited, as a Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 18 Limited, as a Lender

BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 19 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 20 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 21 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 22 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 23 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 24 Limited, as a Lender

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CHI Operating Investment Program L.P., as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and
Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2007-II, Ltd., as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2007-III, Ltd., as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2012-II, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2012-III, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-I, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-II, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-III, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-IV, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014, Ltd., as a Lender

By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-II, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-III, Ltd., as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-IV, Ltd, as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-V, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-I, Ltd., as a Lender

BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-II, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-III, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-IV, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2016-I, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Interim Funding VI, Ltd., as a Lender

By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Senior Secured Corporate Loan Master Fund Ltd., as a Lender

By: CIFC Asset Management LLC, its Adviser

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

City National Rochdale Fixed Income Opportunities Fund, as a Lender

By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

City of Southfield Fire and Police Retirement System, as a Lender

BY:	Bradford & Marzec, LLC as Investment Advisor on behalf of the City of Southfield Fire and Police Retirement System, account number 17-31469/FFS02

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust, as a Lender

By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COA Summit CLO Ltd, as a Lender

BY: 3i Debt Management US, LLC, as its Collateral
Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Collective Trust High Yield Fund, as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT, as a Lender
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Community Insurance Company, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COPPERHILL LOAN FUND I, LLC, as a Lender

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DOLLAR SENIOR LOAN FUND, LTD., as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND, as a Lender
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Credit Suisse Floating Rate Trust, as a Lender

By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT SUISSE NOVA (LUX), as a Lender

By: Credit Suisse Asset Management, LLC or Credit
Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only), as a Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crescent Capital BDC Funding LLC, as a Lender

By: Crescent Capital BDC, Inc, as sole member, CBDC Advisors, LLC, a subsidiary of Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crescent Capital High Income Fund B L.P., as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CRESCENT CAPITAL HIGH INCOME FUND L.P., as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CRESCENT LONG/SHORT CREDIT OPPORTUNITY FUND, L.P., as a Lender

By:	Crescent Capital Group LP, its investment manager

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crescent Senior Secured Floating Rate Loan Fund, LLC, as a Lender

By:	Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CVP Cascade CLO-1 Ltd., as a Lender

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
Title:

Name of Fund Manager (if any): Credit Value Partners LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CVP Cascade CLO-2 Ltd., as a Lender

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
Title:

Name of Fund Manager (if any): Credit Value Partners LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CVP Cascade CLO-3 Ltd., as a Lender

By: CVP CLO Manager, LLC
as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
Title:

Name of Fund Manager (if any): Credit Value Partners LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender (type name of the legal entity)

By:	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

If a second signature is necessary:

By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

Name of Fund Manager (if any): N/A

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Deutsche Floating Rate Fund, as a Lender

BY: Deutsche Investment Management Americas Inc. Investment Advisor

By:	/s/ Shameem Kathiwalla
	Name:	Shameem Kathiwalla
	Title:	Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Portfolio Manager

Name of Fund Manager (if any): Deutsche Asset and Wealth Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Diversified Real Asset CIT, as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
	Name:	scott caraher
	Title:	portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eastern Band of Cherokee Indians, as a Lender

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Eastern Brand of Cherokee Indians, account number 17-12465

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim], as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as Delegated Manager
	Name:	David C. Wagner
	Title:	Managing Director

Name of Fund Manager (if any): PPM America, Inc.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
	Name:	David C. Wagner
	Title:	Managing Director

Name of Fund Manager (if any): PPM America, Inc.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Employees’ Retirement System of the State of Hawaii, as a Lender

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17-14428/HIE52

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ERIE INDEMNITY COMPANY, as a Lender

By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ERIE INSURANCE EXCHANGE, as a Lender

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

EUR INVESTMENTS LOAN FUNDING LLC, as a Lender

By: Citibank, N.A.,

By:	/s/ Jennifer Guinn
	Name:	Jennifer Guinn
	Title:	Associate Director

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of

FCP ACM US LOANS FUND

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc, for and on behalf of

ALLEGRO CLO I, Ltd

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Inc

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc, for and on behalf of

ALLEGRO CLO II, Ltd

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Inc

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc, for and on behalf of

ALLEGRO CLO III, Ltd

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Inc

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of

ALLEGRO CLO IV, Ltd

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of

AXA IM LOAN LIMITED

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of

MATIGNON DERIVATIVES LOANS

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of

MATIGNON LEVERAGED LOANS LIMITED

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA, for and on behalf of

FCP SOGECAP DIVERSIFIED LOANS FUND

as a Lender (type name of the legal entity)

AXA Investment Managers Paris S.A.

By:	/s/ Xavier Boucher
	Name:	Xavier Boucher
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA IM Paris SA

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FENGENCO - BV1 Qualified NDT, as a Lender

BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FENGENCO - BV2 Qualified NDT, as a Lender

BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FENGENCO - DB 1 Qualified NDT, as a Lender

BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FENGENCO - Perry 1 Qualified NDT, as a Lender

BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FirstEnergy System Master Retirement Trust, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fraser Sullivan CLO VII Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Future Fund Board of Guardians, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Lender

BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XIV CLO, Ltd., as a Lender

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XIX CLO, Ltd., as a Lender

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XV CLO, Ltd., as a Lender

By: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XVI CLO, Ltd., as a Lender

By: Pinebridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XVII CLO, Ltd., as a Lender

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XVIII CLO, Ltd., as a Lender

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XX CLO, Ltd., as a Lender

BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XXI CLO, Ltd., as a Lender

By: PineBridge Investment LLC
Its Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XXII CLO, Ltd, as a Lender

By: PineBridge Investments LLC
as Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Galaxy XXIII CLO, Ltd., as a Lender

By: PineBridge Investment LLC Its Collateral Manager

By:	/s/ Steven Oh
	Name:	Steven Oh
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Gallatin CLO IV 2012-1, Ltd As Assignee

By: MP Senior Credit Partners L.P. as its Collateral Manager
as a Lender (type name of the legal entity)

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MP Senior Credit Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Gallatin CLO V 2013-1, Ltd As Assignee

By: MP Senior Credit Partners L.P. as its Collateral Manager
,
as a Lender (type name of the legal entity)

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MP Senior Credit Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GALLATIN CLO VI 2013-2, LLC

By: MP Senior Credit Partners L.P. as its Portfolio Manager
,
as a Lender (type name of the legal entity)

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MP Senior Credit Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Gallatin CLO VII 2014-1, Ltd.

By: MP Senior Credit Partners as its Portfolio Manager
,
as a Lender (type name of the legal entity)

By:	/s/ Justin Driscoll
	Name:	Justin Driscoll
	Title:	CEO & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MP Senior Credit Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Gila River Indian Community, as a Lender

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Gila River Indian Community, account number 1040014161

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Global-Loan SV S.Ã r.l., as a Lender

Executed by Alcentra Limited as Portfolio Manager,
and Alcentra NY, LLC as Sub-Manager, for and on
behalf of Global-Loan SV Sarl

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Government Employees Superannuation Board, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Dynamic Credit Fund II LP, as a Lender

BY: Halcyon Loan Investment Management LLC, its
Investment Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2012-1, Ltd., as a Lender

By: Halcyon Loan Advisors 2012-1 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2012-2, Ltd., as a Lender

BY: Halcyon Loan Advisors 2012-2 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2013-1 Ltd., as a Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2013-2 LTD., as a Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2014-1, Ltd., as a Lender

By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2014-2 Ltd., as a Lender

By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2014-3 Ltd, as a Lender

BY: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2015-1 Ltd, as a Lender

By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2015-2 Ltd., as a Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2015-3 Ltd, as a Lender

By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hamlet II, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
	Name:	Kimberly Wong Lem
	Title:	Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Health Net Community Solutions, Inc., as a Lender

BY: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Shameem Kathiwalla
	Name:	Shameem Kathiwalla
	Title:	Director

By:	/s/ Mark Rigazio
	Name:	Mark Rigazio
	Title:	Portfolio Manager

Name of Fund Manager (if any): Deutsche Asset and Wealth Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HP US HIGH YIELD, as a Lender

BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of HP US HIGH YIELD

Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HPK HY BONDS UND LOANS, as a Lender

BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of HPK HY BONDS UND LOANS

Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HRS Investment Holdings LLC, as a Lender (type name of the legal entity)

By:	/s/ Steve Kaseta
	Name:	Steve Kaseta
	Title:	CIO

Name of Fund Manager (if any): HRS Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hull Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Feingold O’Keeffe Capital, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HYFI LOAN FUND, as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ILLINOIS STATE BOARD OF INVESTMENT, as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Illinois State Board of Investment, as a Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Imperial County Employees’ Retirement System, as a Lender

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Imperial County Employees’ Retirement System, account number P24736/43383

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Indaco SICAV-SIF Senior Secured Corporate Loan Fund, as a Lender

By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

IVY Apollo Multi Asset Income Fund, as a Lender

By: Apollo Credit Management, LLC, as its investment sub-adviser

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

IVY Apollo Strategic Income Fund, as a Lender

By: Apollo Credit Management, LLC, as its investment sub-adviser

By:	/s/ Joseph D. Glatt
	Name:	Joseph D. Glatt
	Title:	Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

J. Safra Sarasin Fund Management (Luxembourg) S.A. acting as management company of the JSS Senior Loan Fund, a sub-fund of JSS Special Investments FCP (SIF), as a Lender
By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Tracey Ewing
	Name:	Tracey Ewing
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO I Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO II Ltd., as a Lender

By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO III Ltd., as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO IV Ltd., as a Lender

BY: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO IX Ltd., as a Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO V Ltd., as a Lender

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO VI Ltd., as a Lender

By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO VII Ltd., as a Lender

3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO VIII Ltd., as a Lender By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): 3i Debt Management US, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/Crescent High Income Fund, as a Lender

By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
	Name:	Gil Tollinchi
	Title:	Managing Director

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael Willett
	Name:	Michael Willett
	Title:	Authorized Signatory

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kaiser Foundation Hospitals, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kaiser Permanente Group Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kingsland VI, as a Lender

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Kingsland Capital Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kingsland VII, as a Lender

By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name: Katherine Kim
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Kingsland Capital Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 10 LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 11 LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 12 LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 13 Ltd., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 14 Ltd., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 15 Ltd., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 16 Ltd., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR CLO 9 LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR Corporate Lending LLC as a Lender

By:	/s/ Cade Thompson
Name: Cade Thompson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR FINANCIAL CLO 2012-1, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR FINANCIAL CLO 2013-1, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR FINANCIAL CLO 2013-2, LTD., as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KLS Diversified Master Fund L.P., as a Lender

BY: KLS Diversified Asset Management LP, its investment manager

By:	/s/ Sean Martin
Name: Sean Martin
Title: Operations Manager

By:

Name:
Title:

Name of Fund Manager (if any): KLS Diversified Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KP FIXED INCOME FUND, as a Lender

By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lake Loan Funding LLC, as a Lender

By: Citibank, N.A.,

By:	/s/ Lauri Pool
Name: Lauri Pool
Title: Associate Director

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Local 338 Retirement Fund, as a Lender

BY: CIFC Asset Management LLC, its Investment Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Logan Circle Partners Funds plc on behalf of Multi-Sector
Opportunistic Fund, as a Lender
BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Loomis Sayles CLO II, LTD,, as a Lender

BY: Loomis, Sayles & Company, L.P., Its Collateral Manager
Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Loomis Sayles Credit Opportunities Fund, as a Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Loomis Sayles Loan Fund, a series Trust of Multi Manager
Global Investment Trust, as a Lender
By Loomis, Sayles & Company, L.P.
its Investment Manager,
By Loomis, Sayles & Company, Incorporated,
its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Loomis Sayles Senior Floating Rate & Fixed Income Fund,
as a Lender
By: Loomis, Sayles & Company, L.P., Its Investment Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

LOOMIS SAYLES SENIOR FLOATING RATE AND
FIXED INCOME TRUST, as a Lender
BY: Loomis Sayles Trust Company, LLC, As Trustee of
Loomis Sayles Senior Floating Rate and Fixed Income Trust

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Loomis Sayles Senior Floating Rate Loan Fund, as a Lender

By: Loomis, Sayles & Company, L.P., Its Investment
Manager
By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Los Angeles County Employees Retirement Association, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust, as a Lender BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the Los Angeles County Metropolitan Transportation Authority Retiree Health Care and Welfare Benefit Trust, account number 19-500679

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING IX, LTD., as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING X, LTD., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XI, Ltd., as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XIII, Ltd., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING XIV, LTD., as a Lender

BY:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XIX, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XV, Ltd., as a Lender

BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XVI, Ltd., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING XVII, LTD., as a Lender

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XVIII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XX, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXI, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXIII, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXIV, Ltd., as a Lender

By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison River Trading, LLC, as a Lender

By: SunTrust Bank, as manager

By:	/s/ Karen Weich
Name: Karen Weich
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): SunTrust Bank (TRS)

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFLNANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

New York Life Insurance Company

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

New York Life Insurance and Annuity Corporation
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2011-1 Ltd.
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2012-1 Ltd.
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2013-1 Ltd.
By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2014-1 Ltd.
By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 2015-1 Ltd.
By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

TCI-Flatiron CLO 2016-1 Ltd.

By: TCI Capital Management LLC, its Collateral Manager

By:	NYL Investors LLC, its Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Flatiron CLO 17 Ltd.
By:	NYL Investors LLC, as Interim Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MainStay Floating Rate Fund, a series of MainStay Funds Trust
By:	NYL Investors LLC, its Subadvisor

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust
By:	NYL Investors LLC, its Subadvisor

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Menard, Inc., as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MERCER QIF FUND PLC – Mercer Investment Fund 1, as a Lender By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO I, as a Lender

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO II, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO III, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO IV, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO V, as a Lender

By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Midwest Operating Engineers Pension Fund, as a Lender

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Fund, account number 17-06210/MDP03

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO 2014-1 Ltd., as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO IX Ltd., as a Lender

By; Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO X Ltd., as a Lender

By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mt. Whitney Securities, L.L.C., as a Lender

BY: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Shameem Kathiwalla
Name: Shameem Kathiwalla
Title: Director

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

Name of Fund Manager (if any): Deutsche Asset and Wealth Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Multi-Credit SV S.a.r.l., as a Lender

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Municipal Employees’ Annuity and Benefit Fund of Chicago, as a Lender
BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NANUQ FUNDING, LLC, as a Lender

By:	/s/ Vrushant Shah
Name: Vrushant Shah
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Scotiabank

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Natixis Loomis Sayles Senior Loan Fund, as a Lender

By: Loomis, Sayles & Company, L.P., Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NewMark Capital Funding 2013-1 CLO Ltd., as a Lender

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

By:
Name:
Title:

Name of Fund Manager (if any): Hillmark Capital Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NewMark Capital Funding 2014-2 CLO Ltd, as a Lender

By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

By:
Name:
Title:

Name of Fund Manager (if any): Hillmark Capital Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nomura Global Manager Select - Bank Loan Fund, as a Lender
BY: Deutsche Investment Management Americas Inc., its Investment Sub-Advisor

By:	/s/ Shameem Kathiwalla
Name: Shameem Kathiwalla
Title: Director

By:	/s/ Mark Rigazio
Name: Mark Rigazio
Title: Portfolio Manager

Name of Fund Manager (if any): Deutsche Asset and Wealth Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nomura Multi Managers Fund - Global Bond GBD SYM Account, as a Lender BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nuveen Floating Rate Income Fund, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nuveen Floating Rate Income Opportunity Fund, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nuveen Senior Income Fund, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nuveen Short Duration Credit Opportunities Fund, as a Lender BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nuveen Symphony Floating Rate Income Fund, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NVIT Multi-Sector Bond Fund, as a Lender

BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oakland Unified School District Supplemental Annuity Plan for Classified Employees, as a Lender

BY: Bradford & Marzec, LLC as Investment Advisor on behalf of the Oakland Unified School District Supplemental Annuity Plan for Classified Employees, account number 6746025203

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OCA INVESTMENT PARTNERS LLC, OCA OHA Credit Fund LLC, as a Lender By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OCEAN TRAILS CLO II, as a Lender By: Five Arrows Managers North America LLC as Investment Manager

By:	/s/ Michael Hatley
Name: Michael Hatley
Title: President

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO IV, as a Lender By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Michael Hatley
Name: Michael Hatley
Title: President

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 24, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 25, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 26, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 27, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 28, Ltd., as a Lender

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 29, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XII, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XIV, Ltd., as a Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XIX, Ltd., as a Lender

By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XV, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVI, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVII, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVIII, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XX, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXI, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXII, Ltd, as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXIII, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Loan Funding, Ltd., as a Lender

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Paul Credit Fund Series I, Ltd., as a Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS IX, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS VII, LTD., as a Lender

BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS VIII, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS X, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners XI, LTD., as a Lender

By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS XII, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners XIII, LTD., as a Lender

By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CUSTOM MULTI-SECTOR CREDIT MASTER FUND, L.P., as a Lender
By: OHA Custom Multi-Sector Credit Fund GenPar, LLC, its general partner
By: OHA Global GenPar, LLC, its general partner
By: OHA Global MGP, LLC, its managing partner

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Fund (Parallel), L.P., as a Lender
By: OHA Diversified Credit Strategies GenPar LLC, Its General Partner

By: OHA Global GenPar, LLC Its Managing member

By: OHA Global MGP, LLC Its Managing member

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Fund Master, L.P., as a Lender
BY: OHA Diversified Credit Strategies GenPar LLC, its General Partner

OHA Diversified Credit Strategies MGP, LLC, its man-aging member

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P., as a Lender
By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, Its General Partner
By: OHA Global GenPar, LLC, Its Managing member
By: OHA Global MGP, LLC, Its Managing member

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Tractor Master Fund, L.P., as a Lender
By: OHA Diversified Credit Strategies Tractor Fund GenPar, LLC, its general partner
By: OHA Global GenPar, LLC, its managing member
By: OHA Global MGP, LLC, its managing member

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Finlandia Credit Fund, as a Lender

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2012-1, LTD., as a Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2013-1, LTD., as a Lender

By: Oak Hill Advisors, L.P.
as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2013-2, LTD., as a Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2014-1, LLC, as a Lender

BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2015-1 LTD., as a Lender

BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Loan Funding 2016-1, Ltd., as a Lender

By: Oak Hill Advisors, L.P.
As Portfolio Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA S.C.A., SICAV-SIF, as a Lender

represented by OHA Management (Luxembourg) S.Ãr.l., in its capacity of General Partner

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oregon Public Employees Retirement Fund, as a Lender

BY: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pension Fund of Local No. One, IATSE, as a Lender

By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Pension Fund of Local No. One, IATSE, account number G12F7861282

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PENSIONDANMARK
PENSIONSFORSIKRINGSAKTIESELSKAB, as a Lender
By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PK-SSL Investment Fund Limited Partnership, as a Lender

BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PLUTUS LOAN FUNDING LLC, as a Lender

By: Citibank, N.A.,

By:	/s/ Paul Plank
Name: Paul Plank
Title: Senior Director

By:
Name:
Title:

Name of Fund Manager (if any): Virtus Partners LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PowerShares Senior Loan Portfolio, as a Lender

BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Name of Fund Manager (if any): Invesco

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PPF Nominee 2 B.V., as a Lender

By: Apollo Credit Management (Senior Loans), LLC, its Investment Manager

By:	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Apollo Global Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Primus CLO II, Ltd., as a Lender

By: CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Principal Funds Inc, – Diversified Real Asset Fund, as a Lender
BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Project Fezzik Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

QUALCOMM Global Trading Pte. Ltd., as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point IX CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point VI CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point VII CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point VIII CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Race Point X CLO, Limited, as a Lender

By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

RBS Pension Trustee Limited as Trustee to The Royal Bank of Scotland Group Pension Fund, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Renaissance U.S. Dollar Corporate Bond Fund, as a Lender

By: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

RidgeWorth Funds - Seix Floating Rate High Income Fund, as a Lender
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

RiverSource Life Insurance Company, as a Lender

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Rockwell Collins Master Trust, as a Lender

BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
Name: John Bailey
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Aegon USA Investment Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Institutional Funds, LLC - Russell Multi-Asset Core Plus Fund, as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Russell Global Opportunistic Credit Fund, as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Russell Multi-Strategy Income Fund, as a Lender
THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Russell Short Duration Bond Fund, as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Unconstrained Total Return Fund, as a Lender
by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc, as a Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

San Francisco City and County Employees’ Retirement System, as a Lender
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bain Capital Credit Managed Account (PSERS), L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAIN CAPITAL SENIOR LOAN FUND, L.P., as a Lender

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SCOF-2 LTD., as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sears Holdings Pension Trust, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Seix Multi-Sector Absolute Return Fund L.P., as a Lender

By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2013-III CLO, Ltd., as a Lender

BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2013-IV CLO, LTD, as a Lender

by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2014-V CLO, Ltd., as a Lender

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2014-VI CLO, Ltd., as a Lender

BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2015-VII CLO, Ltd, as a Lender

BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2015-VIII CLO, Ltd., as a Lender

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2016-IX CLO, Ltd, as a Lender by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton I CLO, Ltd., as a Lender

BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton II CLO, Ltd., as a Lender

by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SHBNPP US Senior Loan Private Special Asset Investment Trust No.1 (H)[Loan], as a Lender
By: CIFC Asset Management LLC, its Advisor

By:	/s/ Tracey Ewing
Name: Tracey Ewing
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sheet Metal Workers Pension Plan of Northern California, as a Lender
By: Bradford & Marzec, LLC as Investment Advisor on behalf of the Sheet Metal Workers Pension Plan of Northern California, account number MW2F3001042

By:	/s/ John Heitkemper
Name: John Heitkemper
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Bradford & Marzec, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shell Pension Trust, as a Lender

BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Smithfield Foods Master Trust, as a Lender

by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Harbor Loan Fund 2014-1 Ltd., as a Lender

By Allianz Global Investors U.S. LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name: Thomas E. Bancroft
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Harbor Partners

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO I, Ltd, as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO II, Ltd, as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO III, Ltd, as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO IV, Ltd, as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO IX, Ltd., as a Lender

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO V, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VI, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VII, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VIII, Ltd., as a Lender

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO X, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XI, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XII, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XIV, Ltd., as a Lender

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point Senior Floating Rate Master Fund, L.P., as a Lender
BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Dwayne Weston
Name: Dwayne Weston
Title: CLO Operations Manager

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

South Carolina Retirement Systems Group Trust, as a Lender

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Staniford Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Feingold O’Keeffe Capital, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL, as a Lender
By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

State – Boston Retirement System, as a Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as a Lender
By: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
Name: Hume Najdawi
Title: Associate

By:
Name:
Title:

Name of Fund Manager (if any): Logan Circle Partners, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stoney Lane Funding I, Ltd., as a Lender

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold
Name: Mark Gold
Title: CEO

By:
Name:
Title:

Name of Fund Manager (if any): Hillmark Capital Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sunsuper Pooled Superannuation Trust, as a Lender

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Suzuka INKA, as a Lender

By: Bain Capital Credit, LP, as Fund Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Swiss Capital Pro Loan VI PLC, as a Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BayCity Alternative Investment Funds SICAV-SIF - BayCity US Senior Loan Fund, as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California Street CLO IX, Limited Partnership, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California Street CLO V, LTD., as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Symphony CLO VIII, Limited Partnership, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California Street CLO XI, Limited Partnership, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California Street CLO XII, Ltd., as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Symphony CLO XIV, Ltd, as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Symphony CLO XV, Ltd, as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Symphony CLO XVI, LTD, as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Symphony CLO XVII, LTD, as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BayCity Senior Loan Master Fund, LTD., as a Lender

BY: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Floating Rate Fund, Inc., as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TCI-Cent CLO 2016-1 Ltd., as a Lender

By: TCI Capital Management LLC As Collateral Manager

By: Columbia Management Investment Advisers, LLC As Sub-Advisor

By:	/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TCI-Symphony CLO 2016-1 Ltd., as a Lender

By: Symphony Asset Management LLC

By:	/s/ scott caraher
Name: scott caraher
Title: portfolio manager

By:
Name:
Title:

Name of Fund Manager (if any): Symphony Asset Management LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TCW Senior Secured Loan Fund, LP, as a Lender

By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE CITY OF NEW YORK GROUP TRUST, as a Lender

BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST, as a Lender

By: Oak Hill Advisors, L.P. as Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate In-come Fund, as a Lender

By: Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE EATON CORPORATION MASTER RETIREMENT TRUST, as a Lender

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
Name: Louis Farano
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Loomis Sayles Senior Loan Fund, LLC, as a Lender

By: Loomis, Sayles & Company, L.P., Its Managing Member

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Bank Loan Select Master Fund, a Class of The
THL Credit Bank Loan Select Series Trust I, as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Logan JV SPV I LLC, as a Lender

By: THL Credit Logan JV LLC, its Designated Manager

By:	/s/ Chris Flynn
Name: Chris Flynn
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL CREDIT SENIOR LOAN FUND, as a Lender

By THL Credit Advisors LLC, as Subadviser

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2012-1 CLO Ltd., as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL CREDIT WIND RIVER 2013-1 CLO LTD., as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2013-2 CLO Ltd., as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2014-1 CLO Ltd., as a Lender

By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2014-2 CLO Ltd., as a Lender

BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2014-3 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2015-1 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2015-2 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2016-1 CLO Ltd., as a Lender

By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THL Credit Wind River 2016-2 CLO Ltd., as a Lender

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

By:
Name:
Title:

Name of Fund Manager (if any): THL Credit Senior Loan Strategies LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Transamerica Floating Rate, as a Lender

BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
Name: John Bailey
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Aegon USA Investment Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Transamerica Life Insurance Company, as a Lender

BY: AEGON USA, as its Investment Advisor

By:	/s/ Rishi Goel
Name: Rishi Goel
Title: Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Aegon USA Investment Management, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Trustmark Insurance Company, as a Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

UNISUPER, as a Lender

By: Oak Hill Advisors, L.P. as its Manager

By:	/s/ Glenn August
Name: Glenn August
Title: Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Lender

BY: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

US Loan SV S.a.r.l., as a Lender

By:	/s/ Thomas Frangione
Name: Thomas Frangione
Title: Senior Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XI CLO, Limited, as a Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XII CLO, Limited, as a Lender

BY: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XIII CLO, Limited, as a Lender

BY: its Investment Advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XIV CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XV CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XVI CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XVII CLO Limited, as a Lender

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XVIII CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XX CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXI CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXII CLO Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXIII CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Venture XXIV CLO, Limited, as a Lender

By: its investment advisor MJX Asset Management LLC

By:	/s/ Michael Regan
Name: Michael Regan
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO IV, Ltd., as a Lender

By: DFG Investment Advisers, Inc., as Collateral Manager

By:	/s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): DFG Investment Advisors, Inc.

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ATLAS SENIOR LOAN FUND VII, LTD., as a Lender

By: Crescent Capital Group LP, its adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2015-1, Ltd., as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2016-1, Ltd., as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2016-2, Ltd., as a Lender

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

By:
Name:
Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

West Bend Mutual Insurance Company, as a Lender

By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Gil Tollinchi
Name: Gil Tollinchi
Title: Managing Director

By:	/s/ Wayne Hosang
Name: Wayne Hosang
Title: Managing Director

Name of Fund Manager (if any): Crescent Capital Group LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☒

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WM Pool - High Yield Fixed Interest Trust, as a Lender

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Loomis Sayles

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

XL RE Europe SE, as a Lender

By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Z Capital Credit Partners CLO 2015-1 Ltd., as a Lender (type name of the legal entity)

By: Z Capital CLO Management L.L.C., its Portfolio Manager

By: Z Capital Group L.L.C., its Managing Member

By: James J. Zenni Jr., its President and CEO

By:	/s/ James J. Zenni, Jr.
Name: James J. Zenni, Jr.
Title: President & CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ZAIS CLO 1, Limited, as a Lender

ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): ZAIS Group, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ZAIS CLO 2, Limited, as a Lender

ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): ZAIS Group, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

CONSENT TO FIRST REFINANCING AMENDMENT

CONSENT (this “Consent”) to the First Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of May 6, 2014 (as amended by the First Incremental Term Facility Amendment, dated as of June 10, 2016 and as further amended by the Second Incremental Term Facility Amendment, dated as of November 10, 2016, the “Credit Agreement”), among Holdings, the Borrowers, the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Original Term Loans (“Original Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Original Term Loans held by such Original Term Loan Lender prepaid on the First Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Refinancing Amendment Arranger).

[signature page to follow]

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ZAIS CLO 3, Limited, as a Lender

ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
Name: Vincent Ingato
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): ZAIS Group, LLC

William Morris Endeavor Entertainment, LLC

Consent to First Refinancing Amendment